Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atossa Genetics Inc. (the "Company") on Form 10-Q for the period ending September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kyle Guse, Chief Financial Officer, General Counsel and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2016

/s/ Kyle Guse
Kyle Guse
Chief Financial Officer, General Counsel and Secretary
(Principal financial and accounting officer)